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                                                                 Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated August 2, 1999 and to all references to our Firm included in Genmar Holdings, Inc.'s registration statement, on Form S-1.

                                                      /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
August 17, 1999